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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   JUNE 23, 2006
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                             SILICON GRAPHICS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      001-10441                94-2789662
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

1500 CRITTENDEN LANE
MOUNTAIN VIEW, CA                                           94043-1351
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(Address of Principal Executive                             (Zip Code)
Offices)

Registrant's telephone number, including area code:   (650) 960-1980
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 23, 2006, Silicon Graphics, Inc. ("SGI") entered into a Global Settlement Agreement (the "Settlement Agreement") with representatives of (i) the official committee of unsecured creditors in the SGI's chapter 11 cases (the "Creditors' Committee"), (ii) the lenders under SGI's DIP Facility (the "DIP Lenders") and certain holders of Senior Secured Convertible Notes (the "6.50% Plan Sponsors"), and (iii) Lampe Conway & Co., LLC ("Lampe Conway"), the largest holder of the 6 1/8% Convertible Subordinated Debentures due 2011 (the "Subordinated Debentures"). Pursuant to the Settlement Agreement, SGI will settle certain claims and disputes relating to SGI's previously announced financial reorganization process (the "Global Settlement") and the Creditors' Committee, the DIP Lenders, the 6.50% Plan Sponsors and Lampe Conway will support the Global Settlement. The Settlement Agreement requires the parties to support and not object to an amended plan of reorganization (the "Plan") to be filed with the Court on the terms and subject to the conditions set forth in the term sheet ("Plan Term Sheet") annexed to the Settlement Agreement, as it may be amended. Specifically, subject to the term of the Settlement Agreement and the Plan, the 6.50% Plan Sponsors and Lampe Conway will vote in favor of the Plan. In addition, Lampe Conway and the Creditors' Committee will withdraw their respective objections to SGI's DIP Facility.

         The Plan Term Sheet provides, among other things, that under the Plan SGI's unsecured creditors will collectively receive $9 million in cash. Holders of SGI's Subordinated Debentures will receive $1.2 million of cash in the aggregate and will have the opportunity to acquire, in exchange for claims and cash, their pro rata share of 700,000 shares of new equity to be issued by SGI upon emergence from chapter 11 by participating in a previously announced $50 million rights offering (the "Rights Offering"), as detailed in the Plan Term Sheet. Lampe Conway shall have the option to purchase the shares not otherwise acquired by those holders of the Subordinated Debentures who fail to participate in the Rights Offering. The Plan Term Sheet does not contain a complete description of all of the terms and conditions that will be contained in the Plan that will be filed by SGI. Accordingly, the foregoing description of the anticipated terms of the Plan is subject to, and qualified in its entirety by reference to the Plan, which SGI anticipates filing with the United States Bankruptcy Court for the Southern District of New York on or about June 30, 2006.

         The Settlement Agreement may be terminated by the written consent of the parties, if the Plan has not been confirmed by October 31, 2006, or upon the material breach of the Settlement Agreement.


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         The foregoing description of the Settlement Agreement and the Plan Term
Sheet is qualified in its entirety by reference to the Settlement Agreement and Plan Term Sheet, which are incorporated herein by reference and attached hereto as Exhibit 10.1.

         On June 27, 2006, the Company issued a press release announcing that it had entered into the Global Settlement. A copy of the press release is incorporated herein by reference and attached hereto as Exhibit 99.1.

         In addition to historical information, this Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company's future financial position and results, are forward-looking statements. Factors that might cause such a difference in results include, but are not limited to: the effects of our chapter 11 filing; our ability to maintain adequate liquidity; our ability to obtain and maintain normal terms with customers, suppliers and service providers; our ability to continue as a going concern; our ability to operate pursuant to the terms of our credit agreement; our ability to obtain Court approval and any other required approvals with respect to motions in the chapter 11 case prosecuted by us from time to time; our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to our chapter 11 case; risks associated with third parties seeking and obtaining Court approval to either terminate or shorten the exclusivity period that we have to propose and confirm one or more plans of reorganization; risks associated with third parties seeking and obtaining Court approval to appoint a chapter 11 trustee; risks, although not likely, associated with third parties seeking and obtaining Court approval to convert the chapter 11 filing to a chapter 7 filing; our ability to maintain contracts that are critical to our operation; our ability to conclude our exploration of strategic alternatives; risks associated with the volatility of our stock price; risks associated with the timely development, production and acceptance of new products and services; increased competition; dependence on third party partners and suppliers; the failure to achieve expected product mix and revenue levels; failure to manage costs and generate improved operating results and cash flows; failure to maintain compliance with debt covenants; and failure to maintain adequate cash resources for the operation of the business. Additionally, due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceeding in general, whether we will continue to operate under our current organizational structure, or the effect of the proceeding on our businesses and the interests of various creditors and security holders.

         All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company's business, please refer to the "Risk Factors" section of the


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

Company's SEC filings, including, but not limited to, its Form 10-Q for the quarter ended December 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

Exhibit
  No.                           Description
  ---                           -----------
  10.1   Global Settlement Agreement dated June 23, 2006.
  99.1   Press Release dated June 27, 2006.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Silicon Graphics, Inc.

Dated: June 27, 2006                   By:  /s/ Barry Weinert
                                            ---------------------------------
                                            Barry Weinert
                                            Vice President and
                                            General Counsel


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

                                  EXHIBIT INDEX

Exhibit
  No.                              Description
  ---                              -----------
  10.1   Global Settlement Agreement dated June 23, 2006.
  99.1   Press Release dated June 27, 2006.


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